UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Ethan Allen Interiors Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V79303-P36901 *Please check the meeting materials for any special requirements for meeting attendance. ETHAN ALLEN INTERIORS INC. 25 LAKE AVENUE EXT. DANBURY, CT 06811-5286 ATTN: GINGER TRISCELE ETHAN ALLEN INTERIORS INC. You invested in ETHAN ALLEN INTERIORS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 5, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Date: November 5, 2025 Time: 11:00 AM Eastern Time Location: Online in a virtual-only format at www.virtualshareholdermeeting.com/ETH2025 Internet and Telephone Voting Deadlines* • 7:00 a.m. Eastern Time on November 3, 2025 for shares held in the Ethan Allen Retirement Savings Plan • 11:59 p.m. Eastern Time on November 4, 2025 for all other shareholders

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V79304-P36901 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. M. Farooq Kathwari For 1b. Maria Eugenia Casar For 1c. John J. Dooner, Jr. For 1d. David M. Sable For 1e. Tara I. Stacom For 1f. Cynthia Ekberg Tsai For 2. To approve, by a non-binding advisory vote, executive compensation of the Company’s Named Executive Officers. For 3. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year. For NOTE: To transact such other business as may properly come before the meeting.